UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

January 17, 2020

VIVINT SMART HOME, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38246 (Commission File Number)	98-1380306 (IRS Employer Identification No.)

4931 North 300 West

Provo, Utah 84604

(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111

(Registrant’s telephone number, including area code)

Mosaic Acquisition Corp.

375 Park Avenue

New York, New York 10152

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	VVNT	New York Stock Exchange

Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	VVNT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 17, 2020, Vivint Smart Home, Inc. (the “Company”) reconvened the special meeting of stockholders (the “Special Meeting”) held in connection with the Company’s previously announced business combination (the “Merger”) with Legacy Vivint Smart Home, Inc. (“Legacy Vivint”) pursuant to the Agreement and Plan of Merger, dated as of September 15, 2019 (as it may be amended and/or restated from time to time, including by Amendment No. 1, dated as of December 18, 2019, the “Merger Agreement”), by and among Legacy Vivint, the Company and Maiden Merger Sub, Inc. (“Merger Sub”) and the transactions contemplated thereby, pursuant to which Merger Sub merged with and into Legacy Vivint with Legacy Vivint surviving the merger as a wholly owned subsidiary of the Company. The Special Meeting was originally convened on each of December 18, 2019 and January 14, 2020 and adjourned prior to conducting any business. Each proposal voted on at the Special Meeting is described in detail in the Company’s definitive proxy statement/consent solicitation statement/prospectus filed with the U.S. Securities and Exchange Commission and mailed to stockholders on December 27, 2019 (the “Proxy Statement”).

As of the close of business on November 19, 2019, the record date for the Special Meeting, there were an aggregate of 43,125,000 shares of Class A common stock, par value $0.0001 per share, and Class F common stock, par value $0.0001 per share (together, the “Common Stock”), outstanding, each of which was entitled to one vote with respect to the adjournment proposal. A total of 36,873,130 shares of Common Stock, representing approximately 85.50% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum.

The voting results for the proposals voted on at the Special Meeting are set forth below:

1. The Business Combination Proposal – To approve the Merger Agreement and the transactions contemplated thereby

For	Against	Abstain	Broker Non-Votes
32,299,104	1,563,761	10,265	0

2. The Charter Proposals

(a) Increase of Authorized Shares; Elimination of Class F Common Stock – To increase the number of authorized shares of capital stock of the Company and eliminate the Class F common stock classification

For	Against	Abstain	Broker Non-Votes
35,262,394	1,600,068	10,668	0

(b) Affirmative Vote Required to Amend Charter – To require an affirmative vote of holders of at least 66.67% of outstanding shares of the Company’s outstanding Class A common stock to amend certain provisions of the Company’s charter

For	Against	Abstain	Broker Non-Votes
34,853,651	2,008,944	10,535	0

(c) Affirmative Vote Required to Amend Bylaws – To require an affirmative vote of holders of at least 66.67% of outstanding shares of the Company’s outstanding Class A common stock to amend certain provisions of the Company’s bylaws

For	Against	Abstain	Broker Non-Votes
34,853,652	2,008,994	10,484	0

(d) Election of Directors by Plurality; Filling of Newly Created Directorships or Vacancies – To provide for (i) permitting the election of directors by a plurality of votes cast and (ii) the filling of newly-created directorships or any vacancy on the board of directors by a majority vote of the remaining directors then in office

For	Against	Abstain	Broker Non-Votes
34,767,282	2,095,150	10,484	0

(e) Removal of Directors – To provide for the removal of directors with or without cause by stockholders voting a majority of the outstanding shares of the Company’s Class A common stock

For	Against	Abstain	Broker Non-Votes
35,188,140	1,674,685	10,305	0

(f) Calling of Special Meetings – To provide special meetings may be called only by the chairman or the board of directors and that so long as certain stockholder parties beneficially own, in the aggregate, at least 30% of the total voting power of the outstanding shares of the Company’s Class A common stock, a special meeting may be called for any purposes at the request of any such stockholder party

For	Against	Abstain	Broker Non-Votes
34,754,197	2,107,304	11,629	0

(g) Classified Board of Directors – To provide for the classification of the Company’s board of directors into three classes of directors with staggered three-year terms of office and to make certain related changes

For	Against	Abstain	Broker Non-Votes
34,299,696	2,562,948	10,486	0

(h) Opt Out of Section 203 of the DGCL – To elect not to be governed by Section 203 of the General Corporation Law of the State of Delaware (“Section 203”) and, instead, be governed by a substantially similar provision with specified changes to the definition of “interested stockholder” as defined in Section 203 and to make certain related changes

For	Against	Abstain	Broker Non-Votes
34,809,959	2,052,537	10,634	0

(i) Exclusive Forum – To provide that the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, another state or federal court located within the State of Delaware, shall be the exclusive forum for certain actions and claims

For	Against	Abstain	Broker Non-Votes
35,235,024	1,626,021	12,085	0

(j) Elimination of Blank Check Provisions – To eliminate various provisions applicable only to blank check companies

For	Against	Abstain	Broker Non-Votes
35,263,051	1,598,675	11,404	0

(k) Approval of Proposed Charter – Conditioned upon the approval of Proposals 2(a) through 2(j), a proposal to approve the proposed charter, which includes the approval of all other changes in the proposed charter in connection with replacing the existing charter with the proposed charter as of the closing of the Merger

For	Against	Abstain	Broker Non-Votes
35,057,514	1,803,762	11,854	0

3. The Fortress Issuance Proposal – To approve, for purposes of complying with applicable listing rules of the New York Stock Exchange, the issuance of shares of the Company’s Class A common stock pursuant to the Fortress Subscription Agreement and the Fortress Subscription and Backstop Agreement (each as defined in the Proxy Statement)

For	Against	Abstain	Broker Non-Votes
35,298,251	1,564,425	10,454	0

4. The Blackstone Issuance Proposal – To approve, for purposes of complying with applicable listing rules of the New York Stock Exchange, the issuance of shares of the Company’s Class A common stock pursuant to the Blackstone Subscription Agreements (as defined in the Proxy Statement)

For	Against	Abstain	Broker Non-Votes
35,298,751	1,564,025	10,354	0

5. The Merger Issuance Proposal – To approve, for purposes of complying with applicable listing rules of the New York Stock Exchange, the issuance of shares of the Company’s Class A common stock pursuant to the Merger Agreement

For	Against	Abstain	Broker Non-Votes
35,299,065	1,563,711	10,354	0

6. The Incentive Plan Proposal – To consider and vote upon a proposal to approve and adopt the 2020 Omnibus Plan (as defined in the Proxy Statement)

For	Against	Abstain	Broker Non-Votes
35,079,337	1,732,633	61,160	0

7. The Additional Forward Purchaser Issuance Proposal – To approve, for purposes of complying with applicable listing rules of the New York Stock Exchange, the issuance of shares of the Company’s Class A common stock pursuant to the Additional Forward Purchaser Subscription Agreement (as defined in the Proxy Statement)

For	Against	Abstain	Broker Non-Votes
30,197,997	1,477,354	3,574	0

Item 7.01	Regulation FD Disclosure

On January 17, 2020, the Company issued a press release announcing the consummation of the Company’s previously announced business combination, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 to this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 17, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVINT SMART HOME, INC.

By: /s/ Shawn J. Lindquist

Name:	Shawn J. Lindquist
Title:	Chief Legal Officer

Date: January 24, 2020